EXHIBIT 10.1

                                Harold Y. Spector

     (8881 584-5577                                80 SOUTH LAKE AVENUE
   FAX (626) 584-6447                              SUITE 723
hspectoropa@earthlink.net              -           PASADENIA, CALIFORNIA 911071








                           CONSENT OF HAROLD Y SPECTOR
                               INDEPENDENT AUDITOR


I consent to the use of my report dated March 7, 2000 (restated as of September 27, 2000), on the consolidated financial statements of Circle Group Internet Inc. and subsidiaries, as of December 31, 1999, included herein and to the reference made to me.

I consent to the incorporation by reference in the Registration Statement of the aforementioned report and to the use of my name as it appears under the option "Experts".





Harold Y Spector, CPA
Pasadena, California
August 20, 2001